UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 7, 2005

                              GUIDANT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    INDIANA
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                 (State or Other Jurisdiction of Incorporation)

                    001-13388                           35-1931722
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             (Commission File Number)       (IRS Employer Identification No.)


                 111 Monument Circle, 29th Floor
                     Indianapolis, Indiana                         46204-5129
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         (Address of Principal Executive Offices)                  (Zip Code)

                                 (317) 971-2000
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition.

         On November 7, 2005, Guidant Corporation issued a press release announcing its results for the quarter ended September 30, 2005, among other things. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits.

The following Exhibit is being furnished herewith:

Exhibit 99.1:  Press Release of Guidant Corporation dated November 7, 2005

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GUIDANT CORPORATION


Dated: November 7, 2005                By: /s/ Keith E. Brauer
                                           -------------------------------
                                       Name:  Keith E. Brauer
                                       Title: Vice President, Finance and
                                              Chief Financial Officer

                                 EXHIBIT INDEX

The following Exhibit is being furnished herewith:

Exhibit 99.1:  Press Release of Guidant Corporation dated November 7, 2005